The Prudential Insurance Company of America	Jordan K. Thomsen Vice President and Corporate Counsel The Prudential Insurance Company of America 3 Gateway Center Newark, NJ 07102 (973) 802-4193 jordan.thomsen@prudential.com September 11, 2020

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re: The Prudential Insurance Company of America (“Depositor”)
Prudential Variable Appreciable Account (“Registrant”) (File No. 811-05466)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semi-Annual Reports for the underlying funds for the period ending June 30, 2020 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
Janus Aspen Series	811-07736
MFS Variable Insurance Trust	811-08326
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

/s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR